UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 19, 2007
TARRAGON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	0-22999	94-2432628
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
423 West 55th, 12th Floor
New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 949-5000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On March 19, 2007, Tarragon Corporation issued a press release reporting its results for the fourth quarter and fiscal year ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1, and incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     See Item 2.02 Results of Operations and Financial Condition.
Item 8.01. Other Events.
     See Item 2.02 Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description
99.1	Tarragon press release, dated March 19, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARRAGON CORPORATION
By:	/s/ ERIN D. PICKENS
Erin D. Pickens
Executive Vice President and Chief Financial Officer

Date: March 19, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Tarragon press release, dated March 19, 2007.

4